2019 ANNUAL STOCKHOLDERS MEETING

JUNE 4, 2019 | 10:00 AM CST

Inland Real Estate Income Trust, Inc.

DISCLAIMER >

This material is neither an offer to sell nor the solicitation of an offer to buy any security, which can be made only by a prospectus, which has been filed or registered with appropriate state and federal regulatory agencies, and sold only by broker dealers and registered investment advisors authorized to do so.

Past performance is not a guarantee of future results.

The companies depicted in the photographs and logos in this presentation are tenants of Inland Real Estate Income Trust, Inc. (Inland Income Trust or the Company) and may have proprietary interests in their trademarks and trade names and nothing herein shall be considered an endorsement, authorization or approval of Inland Income Trust or its subsidiaries.

The Inland name and logo are registered trademarks being used under license.

Publication Date: 6/4/2019

RISK FACTORS >

Some of the risks related to investing in commercial real estate include, but are not limited to: market risks such as local property supply and demand conditions; tenants' inability to pay rent; tenant turnover; inflation and other increases in operating costs; adverse changes in laws and regulations; relative illiquidity of real estate investments; changing market demographics; acts of God such as earthquakes, floods or other uninsured losses; interest rate fluctuations; and availability of financing.

An investment in Inland Income Trust's shares involves significant risks. If Inland Income Trust is unable to effectively manage these risks, it may not meet its investment objectives and investors may lose some or all of their investment. Some of the risks related to investing in Inland Income Trust include, but are not limited to: there is limited liquidity because shares are not bought and sold on an exchange; the Company's Share Repurchase Program (SRP) may be modified or terminated and, even if investors are able to sell their shares under the SRP or otherwise, they may not be able to recover the amount of their investment in the Company's shares; Inland Income Trust may not be able to successfully implement its long-term strategic plan described further in this presentation; there is no guarantee that a liquidity event will occur; distributions cannot be guaranteed and have been and may be paid from sources other than cash flow from operations, including borrowings and proceeds of the Company's Distribution Reinvestment Plan; and failure to continue to qualify as a REIT and thus being subject to federal and state income tax on its taxable income at regular corporate rates. Please consult Inland Income Trust's most recent Annual Report on Form 10-K as of December 31, 2018 filed on March 20, 2019 and any subsequent Quarterly Report on Form 10-Q for more information on the specific risks.

The SRP is subject to numerous restrictions, may be amended, suspended or terminated by the Company's board of directors at any time, and should not be relied upon as a source of liquidity.

FORWARD-LOOKING STATEMENTS >

In addition to historical information, this presentation contains "forward-looking statements" made under the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The statements may be identified by terminology such as "may," "can," "would," "will," "expect," "intend," "estimate," "anticipate," "plan," "seek," "appear," or "believe." Such statements reflect the current view of Inland Income Trust with respect to future events and are subject to certain risks, uncertainties and assumptions related to certain factors including, without limitation, the uncertainties related to general economic conditions, unforeseen events affecting the real estate industry or particular markets, and other factors detailed under Risk Factors in our most recent Form 10-K and subsequent Form 10-Qs on file with the Securities and Exchange Commission. Although Inland Income Trust believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. You should exercise caution when considering forward-looking statements and not place undue reliance on them. Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described herein. Except as required by federal securities laws, Inland Income Trust undertakes no obligation to publicly update or revise any written or oral forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date of this presentation.

AGENDA >

- **Call to Order and Opening Remarks:** Daniel L. Goodwin, Chairman, Inland Real Estate Income Trust, Inc.
- **Report of Quorum and Presentation of the Affidavit of Mailing of Proxy Solicitation:** Cathleen M. Hrtanek, Secretary, Inland Real Estate Income Trust, Inc.
- **Proxy Vote:** Daniel L. Goodwin, Chairman, Inland Real Estate Income Trust, Inc.
- **Management Update and Market Overview:** Mitchell Sabshon, President and Chief Executive Officer, Inland Real Estate Income Trust, Inc.
- **Portfolio Overview:** Daniel Zatloukal, Executive Vice President of Asset and Portfolio Management, Inland Real Estate Investment Corporation
- **Financial Highlights:** Catherine L. Lynch, Chief Financial Officer and Treasurer, Inland Real Estate Income Trust, Inc.
- **Report of the Vote:** Kevin Kelly, Inspector of Elections, Morrow Sodali LLC
  - Election of directors
  - Ratify selection of KPMG LLP
- **Closing Remarks:** Daniel L. Goodwin, Chairman, Inland Real Estate Income Trust, Inc.

BOARD OF DIRECTORS & EXECUTIVE OFFICERS >



Lee A. Daniels
Lead Independent Director



Stephen L. Davis
Independent Director



Gwen Henry
Independent Director



Bernard J. Michael
Independent Director



Daniel L. Goodwin
Director and Chairman of the Board



Mitchell A. Sabshon
Director, President and Chief Executive Officer



Catherine L. Lynch
Chief Financial Officer and Treasurer



Roberta S. Matlin
Vice President



Cathleen M. Hrtanek
Secretary



MITCHELL SABSHON

President & Chief Executive Officer

INLAND Inland Real Estate Income Trust, Inc.



SHIFTING CONSUMER PREFERENCES >

Retail real estate is evolving to meet the needs of today's consumers

CoStar™

"Store closures have affected many shopping centers in the last few years as growing e-commerce sales challenge some traditional retailers. Landlords have responded in various ways, such as slicing up big boxes to accommodate smaller stores and leasing to non-traditional retailers ..."

CoStar. United States Retail National Report. January 22, 2019.

Forbes

"When Digital Transformation Does Not Happen: Big Box Retailers that Closed Their Doors in 2018"

Forbes. When Digital Transformation Does Not Happen: Big Box Retailers that Closed Their Doors in 2018. January 22, 2019.

NATIONAL REAL ESTATE Investor®

"The end of the traditional big-box era is creating a new landscape where mom-and-pop retailers are the new credit tenants..."

National Real Estate Investor. Retail Landlords Turn to Mom-and-Pop Shops to Fill Credit Tenant Void. December 20, 2018.

PORTFOLIO OVERVIEW

59	**24**	**94.4%**	**741**	**6.9**
Properties	States	Economic Occupancy	Tenants	Million Sq. Ft.

* Data as of March 31, 2019



LONG-TERM PLAN* >

Move toward a liquidity event, market conditions permitting, potentially through a listing on a public securities exchange

Portfolio Repositioning

Capital Reallocation

Liquidity Event

* There can be no assurance that the Company's long-term plan will not evolve or change over time or that the Company will be able to successfully implement the plan, including listing the Company's common stock.

ASSET MANGEMENT PLAN >



Target grocery-anchored properties in strong secondary and tertiary markets with lower big box retailer exposure


FOR SALE

Opportunistic sale of non-core assets*



Redevelopment of non-strategic assets

* The Company has identified a select number of properties that it would consider selling and has recently begun marketing those properties.

ENHANCE CAPITAL STRUCTURE >

SRP*
Voluntary redemptions at 80% of NAV

SRP
Redemption requests at NAV in connection with death and disability

SRP
Flexibility related to funds available to meet repurchase requests

VALUATIONS
Published annually as required by FINRA regulations

* The Share Repurchase Program (SRP) is subject to numerous restrictions, may be amended, suspended or terminated by the Board of Directors at any time, and should not be relied upon as a source of liquidity.

FEE ELIMINATION >

Capturing an opportunities to enhance entity level performance

NO TRANSACTION FEES

Eliminated acquisition and disposition fees



RETAIL MARKET OVERVIEW

Wages up 3.4% from year-end 2017 to year-end 2018

Chain Store Age. CPG forecasts stellar year for retailers. February 7, 2019.

3.5 million new jobs created in 2017 and 2018 with unemployment rate falling to 3.6% in March 2019

Chain Store Age. CPG forecasts stellar year for retailers. February 7, 2019.
CNN. Fact check: Trump correct in touting historic job market performance. May 3, 2019.

Retail sales increased 1.6% in March 2019, coming off strongest holiday retail performance in 6 years

CNBC. US retail sales soared 1.6% in March. April 18, 2019.
Fortune. U.S. Retailers Had a Very Merry Christmas, According to Early Sales Data. December 26, 2018.



DANIEL ZATLOUKAL

EVP, Asset & Portfolio Management

INLAND REAL ESTATE INVESTMENT CORPORATION

Inland Real Estate Income Trust, Inc.

GEOGRAPHIC DIVERSIFICATION >

Nationwide Reach




12%
25%
22%
41%
West
South
Midwest
East

Based on Annualized Base Rent as of March 31, 2019

GROCER & DISCOUNT RETAILER CONCENTRATION >

Top Tenants by Annualized Base Rent As of March 31, 2019

3.5%	3.4%	3.3%	3.0%	2.7%
Kroger	DICK'S SPORTING GOODS	T.J.maxx	PETSMART	ROSS DRESS FOR LESS
2.4%	2.3%	1.9%	1.9%	1.9%
Albertsons	ULTA BEAUTY	KOHL'S	LA FITNESS	GIANT EAGLE

RETAIL ASSET MIX >

ANNUALIZED BASE RENT BY PROPERTY TYPE


1%
18%
30%
51%
Single Tenant
Community & Power Centers
Grocery-Anchored
Grocery Shadow-Anchored

Data as of March 31, 2019

OUR GROCERY ANCHORED CENTERS GENERATE HIGHER ABR



ABR By Property Type
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$17.73
$13.90
$12.43
$10.12
Grocery Anchored
Community & Power Centers
Grocery Shadow-Anchored
Single Tenant

Data as of March 31, 2019


SPROUTS
FARMERS MARKET
NATURAL
FOODS

FEATURED PROPERTY*

Oquirrh Mountain Marketplace Phase I South Jordan, Utah	
Square Footage:	75,950
Physical Occupancy:	100%
ABR Per Square Foot:	$21.38
Small Shop by ABR:	51%
Change in Same Store NOI**:	19.2%
3-Mile Population:	105,724
3-Mile Average Household Income:	$118,309
Anchors:	• Sprouts Farmers Market • Planet Fitness

As of 12/31/2018

* The featured property may not be representative of the entire portfolio.

** Same Store basis compares the results of operations of investment properties owned during the year ended December 31, 2018 with the results of the same investment properties owned during the year ended December 31, 2017



FEATURED PROPERTY*

Milford Marketplace Milford, Connecticut	
Square Footage:	111,720
Physical Occupancy:	96.1%
ABR Per Square Foot:	$31.46
Small Shop by ABR:	79%
Change in Same Store NOI:	4.8%
3-Mile Population:	50,392
3-Mile Average Household Income:	$113,336
Anchor:	• Whole Foods

As of 12/31/2018

* The featured property may not be representative of the entire portfolio.

** Same Store basis compares the results of operations of investment properties owned during the year ended December 31, 2018 with the results of the same investment properties owned during the year ended December 31, 2017



CATHERINE LYNCH

Chief Financial Officer & Treasurer

Inland Real Estate Income Trust, Inc.

CONSOLIDATED FINANCIAL HIGHLIGHTS

	March 31, 2019 (in thousands)	March 31, 2018 (in thousands)
Total Assets:	$1,316,067	$1,383,777
Stockholders' Equity:	$501,914	$578,746
Distributions Paid:	$11,924	$4,537
Cash Flow Provided by Operations:	$10,567	$11,842
GAAP Net Loss:	$(2,953)	$(2,240)
Funds from Operations (FFO):	$11,573	$12,520
Modified Funds from Operations (MFFO):	$11,145	$12,054

For the three months ended March 31, 2019 and 2018, 100% of the distributions paid to stockholders of record were paid from cash flow from operations or cash on hand. Please refer to the non-GAAP reconciliation table of FFO and MFFO on page 30 of Inland Income Trust's Form 10-Q for the period ended March 31, 2019.

FFO AND MFFO CALCULATIONS

		March 31, 2019 (in thousands)	March 31, 2018 (in thousands)
	Net loss	$(2,953)	$(2,240)
Add:	Depreciation and amortization related to investment properties	$14,526	$14,760
	Funds from operations (FFO)	**$11,573**	**$12,520**
Add:	Acquisition related costs	---	$(7)
Less:	Amortization of acquired market lease intangibles, net	$(208)	$(128)
	Straight-line income (expense), net	$(220)	$(331)
	Modified Funds from operations (MFFO)	**$11,145**	**$12,054**

DEBT PROFILE & MATURITIES


Maturities of Mortgage Loans and Credit Facility Payable
$200
$150
$100
$50
$0
(in millions)
$7
$83
$104
$135
$91
$150
$139
2019
2020
2021
2022
2023
Thereafter
Mortgage Loans Payable
Credit Facility Payable

Data as of March 31, 2019

SAME STORE NOI

(in thousands)	3 Months Ended 3/31/2019	3 Months Ended 3/31/2018	Change
Rental income	$31,805	$31,930	$(125)
Other property income	$53	$108	$(55)
Total income	**$31,858**	**$32,038**	**$(180)**
Property operating expenses	$5,474	$5,646	$(172)
Real estate tax expense	$4,248	$4,501	$(253)
Total property operating expenses	**$9,722**	**$10,147**	**$(425)**
Property net operating income	**$22,136**	**$21,891**	**$245**

Please refer to the Results of Operations (3 Months) reconciliation table on page 26 of Inland Income Trust's Form 10-Q for the period ended March 31, 2019.

RECONCILIATION

(in thousands)	3 Months Ended 3/31/2019	3 Months Ended 3/31/2018	Change
Straight-line income (expense), net	$220	$331	$(111)
Intangible amortization and inducement	$196	$115	$81
General and administrative expenses	$(1,512)	$(1,116)	$(396)
Acquisition related costs	---	$7	$(7)
Business management fee	$(2,333)	$(2,328)	$(5)
Depreciation and amortization	$(14,526)	$(14,760)	$243
Interest expense	$(7,153)	$(6,467)	$(686)
Interest and other income	$19	$87	$(68)
Net loss	$(2,953)	$(2,240)	$(713)